UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06106

Pioneer Mid Cap Value Fund

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Mid Cap Value Fund

Annual Report | October 31, 2022

A: PCGRX C: PCCGX K: PMCKX R: PCMRX Y: PYCGX

visit us: www.amundi.com/us

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House

2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

of Representatives, are another development that will garner investors' attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

Domestic mid-cap stocks declined over the 12-month period ended October 31, 2022. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Haddad, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with John Arege, a vice president and portfolio manager at Amundi US*.

Q	How did the Fund perform during the 12-month period ended October 31, 2022?
A	Pioneer Mid Cap Value Fund’s Class A shares returned -2.84% at net asset value during the 12-month period ended October 31, 2022, while the Fund’s benchmark, the Russell Midcap Value Index (the Russell Index), returned -10.18%. During the same period, the average return of the 403 mutual funds in Morningstar’s Mid-Cap Value Funds category was -5.75%.
Q	How would you describe the investment environment during the 12-month period ended October 31, 2022?
A	The 12-month period saw heightened equity-market volatility amid a notable shift in economic conditions as well as abrupt changes in investor sentiment. Early in the period, markets rose as the US economy grew at a strong pace for most of 2021, responding to unprecedented levels of monetary and fiscal stimulus from the US Federal Reserve (Fed) and the US government, respectively. However, the rapid pace of economic growth contributed to existing strains on global supply chains, and helped push inflation rates to their highest levels since the early 1980s.

The inflation situation sparked a shift in the Fed’s messaging regarding monetary policy entering the 2022 calendar year. As the period progressed, the economy slowed in response to the Fed’s increasingly hawkish policy stance, as the US central bank ended its pandemic-era quantitative easing program and began increasing (aggressively) the target range of the federal funds rate in the spring of 2022, in response to high inflation. The US economy posted two quarters of negative growth in the first half of 2022, and consumer sentiment weakened as inflationary pressures persisted.

* Mr. Arege became a Portfolio Manager on the Fund effective 3/1/22.

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US stocks generally began trending lower beginning in early 2022 as investors digested the potential effects of tighter Fed policy, Russia’s late-February invasion of Ukraine, ongoing supply-chain disruptions, steep increases in commodity prices, and sustained levels of high inflation. Equities regained some of their losses between mid-June and mid-August, on hopes that inflation had peaked and the Fed was prepared to wind down its tightening cycle. However, with consumer price inflation continuing to post year-over-year increases above 8%, Fed policymakers signaled their intent to remain resolute with regard to aggressively increasing interest rates, which weighed on investor sentiment and sent equity markets lower once again.

Within the US stock market, mid-cap stocks underperformed large-cap stocks by a slight margin over the 12-month period, but generated a minor performance advantage over small-cap stocks, as investors became increasingly uncomfortable with taking on the higher risk associated with investing in smaller companies. Value stocks dramatically outperformed growth stocks during the period, as rising interest rates weighed on growth-oriented companies, particularly those whose stocks valuations are based largely on anticipated earnings far into the future.

Within the Fund’s benchmark, the Russell Index, the energy sector stood out as the strongest performer during the 12-month period as commodity prices rose. Certain sectors with defensive characteristics, including consumer staples and utilities, also performed relatively well over the period. Conversely, the communication services sector was the weakest performer in the Fund’s benchmark, and the consumer discretionary, information technology, real estate, and health care sectors were also notable detractors from the Russell Index’s 12-month performance.

Q	How did you position the Fund’s portfolio during the 12-month period ended October 31, 2022, and how did the positioning affect benchmark-relative performance?
A	During the period, we maintained the Fund’s overweight positions versus the benchmark to cyclical stocks – or shares of companies with more exposure to the ebbs and flows of the economic cycle – within the financials, materials, and energy sectors. Despite the presence of multiple sources of significant market risk, we believe the ongoing economic reopening (post-pandemic) could strengthen corporate profits for companies in those three sectors and lead to better share-price performance for those stocks that we view as being intrinsically undervalued.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 5

By contrast, we maintained significant underweight exposure in the portfolio to the consumer staples, information technology, industrials, and communication services sectors. Those positions reflected our view that rising interest rates could slow business growth for companies in those sectors, while inflation weighs on demand.

For the 12-month period, stock selection results in the consumer discretionary, financials, and health care sectors contributed the most to positive benchmark-relative performance for the Fund. An overweight allocation to the energy sector versus the Russell Index also aided the Fund’s relative returns for the period.

Conversely, stock selection results within the energy sector detracted the most from the Fund’s benchmark-relative performance, followed by selection results within the utilities sector. The Fund’s underweight allocation to consumer staples stocks also notably detracted from relative returns for the 12-month period.

Q	Which investments led positive contributions to the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2022?
A	The largest positive contributors to the Fund’s benchmark-relative performance among individual holdings during the period included downstream energy company Marathon Petroleum, drug distribution and medical supplier McKesson, and oilfield services firm Schlumberger. Marathon Petroleum benefited during the period from soaring prices for both crude oil and refined energy products. The energy sector’s broad recovery helped bolster the company’s refinery and retail gasoline operations, and we believe the potential exists for further refining-capacity rationalization to support improving margins for Marathon. Moreover, Marathon seems positioned, in our view, to benefit from ongoing demand recovery, particularly with regard to jet fuel.

McKesson has continued to execute well in its pharmaceutical distribution business, while taking prudent actions to improve its asset portfolio and streamline its operations. A recovery in patient-engagement levels has helped support the McKesson’s business, and settlements of opioid-related lawsuits have helped relieve investors’ concerns about litigation risk.

6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Schlumberger benefited from the rising energy prices seen throughout much of the 12-month period, with Russia’s invasion of Ukraine leading to a further spike in crude oil and natural gas prices. In addition to being one of the dominant companies in its segment, Schlumberger also has a reputation as a technology leader, which we believe gives it premium pricing power and a sustainable competitive advantage. We anticipate spending on oilfield services to remain elevated for the intermediate term, as oil-and-gas exploration-and-production companies continue to invest to boost production in order to meet higher levels of demand.

Q	Which holdings detracted most significantly from the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2022?
A	Notable detractors from the Fund’s benchmark-relative returns among portfolio holdings during the 12-month period included online travel agency Expedia, life sciences tools and services provider Syneos Health, and semiconductor-equipment manufacturer MKS Instruments. The Fund’s lack of exposure to a couple of strong-performing energy stocks that were components of the Russell Index also detracted from relative returns.

Expedia has faced mounting concerns about a potential pullback in consumer spending, as costs for gasoline, lodging, and air travel spiked at the start of the key summer travel season. Despite fears of a delay in the rebound for vacation travel, we believe overall consumer sentiment has remained balanced, and that demand for travel and leisure could remain high, especially as pandemic-related restrictions have continued to ease. We have retained the Fund’s position in Expedia and view the company as attractively valued.

Syneos Health provides clinical trial services to pharmaceutical and biotechnology companies. The stock underperformed during the period amid rising concerns about the funding environment for early-stage clinical research, particularly due to the effects of rising interest rates on the availability of capital. In addition, the company’s business execution has been volatile, with Syneos experiencing recent headwinds with regard to winning new business.

Lastly, a position in MKS Instruments detracted from the Fund’s relative performance for the period, as the company faced weaker end-market demand in its semiconductor business segment. MKS also projected

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 7

further weakness for the remainder of this year and into 2023, which overshadowed more favorable demand prospects for its photonics and vacuum-solutions businesses.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2022?
A	No, the Fund had no exposure to derivatives during the 12-month period.
Q	What is your investment outlook and how have you positioned the Fund for the coming fiscal year?
A	The immediate outlook for US equities remains uncertain, in our view. The economy has been slowing, and that has started to affect US job openings. The Fed likely hopes this trend will continue without leading to a substantial rise in the unemployment rate. Consumers have been spending down their savings accumulated during the pandemic, which has contributed to higher-than-expected rates of inflation. However, retail inventories are high, and supply-chain difficulties appear to be easing. Those factors could lead to declines in the inflation rate over time. Whether those declines come quickly enough to prompt the Fed to slow its pace of monetary tightening remains to be seen, and so we feel avoiding a “hard landing” for the economy could prove difficult.

Recent losses in the US equity markets have been substantial, but they have been entirely due to contractions in price-to-earnings (P/E) multiples as interest rates have increased. (P/E ratio is the price of a stock divided by its earnings per share.) A rising number of companies have been reporting profit-margin pressures, despite strong revenue growth. We expect to see further downgrades to future earnings, which could lead to continued downside market volatility until signs appear that the Fed is prepared to pause its tightening of monetary policy.

We have therefore maintained the Fund’s overweight positions relative to the benchmark in the financials, materials, and energy sectors. Although we have grown more cautious due to the current macroeconomic and geopolitical environments, we still see value in those areas of the market. In particular, the portfolio’s energy holdings primarily represent stock-specific investment cases where we believe the price of oil may not be the sole determining factor for future share-price

8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

performance. We find the recent capital discipline on display among many energy companies to be admirable, and believe it could lead to long-term value creation in the sector.

By contrast, we have continued to reduce the Fund’s exposure to the more cyclical, lower-quality areas of the market, such as cruise line operators and airlines. We see ongoing structural headwinds for companies in those industries, and believe they have potential to become classic “value trap” stocks that are inexpensive for good reason. Airline stock prices have already discounted a recovery in travel to a significant extent, but we think persistently high fuel costs combined with a sluggish return to pre-pandemic levels of business travel could weigh on the entire industry for some time. Thus, we are inclined to remain on the sidelines with respect to investing the Fund in airline stocks until we have better visibility about the industry’s operating environment.

Lastly, we have continued to increase the Fund’s weighting in the utilities sector. The portfolio’s slightly overweight allocation to the sector is based on our view that valuations have remained attractive compared to historical levels. We also believe rising levels of investment in renewable energy sources could propel earnings growth for companies in the sector for years to come.

Overall, we have remained committed to investing the Fund in companies that have been highly profitable and that have strong balance sheets as well as what we view as sustainable business models. In managing the portfolio, we typically seek to hold shares of companies that could be capable of surviving recessions and emerging with the financial firepower to invest and thrive during the subsequent recovery.

We continue to believe that the Fund’s investment strategy is well-suited for the economic and market conditions that we think are likely to prevail in the coming year, and beyond.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 9

Please refer to the Schedule of Investments on pages 20–24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Portfolio Summary | 10/31/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	State Street Corp.	3.48%
2.	Citizens Financial Group, Inc.	2.71
3.	Hartford Financial Services Group, Inc.	2.54
4.	Regions Financial Corp.	2.46
5.	Zimmer Biomet Holdings, Inc.	2.35
6.	Coterra Energy, Inc.	2.32
7.	Cardinal Health, Inc.	2.32
8.	Reliance Steel & Aluminum Co.	2.28
9.	Ross Stores, Inc.	2.28
10.	Chord Energy Corp.	2.21

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 11

Prices and Distributions | 10/31/22

Net Asset Value per Share

Class	10/31/22	10/31/21
A	$24.45	$28.99
C	$14.64	$18.93
K	$24.50	$29.06
R	$23.70	$28.20
Y	$26.96	$31.58

Distributions per Share: 11/1/21–10/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1598	$—	$3.5900
C	$0.0562	$—	$3.5900
K	$0.2491	$—	$3.5900
R	$0.0314	$—	$3.5900
Y	$0.2263	$—	$3.5900

Index Definition

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2022)
	Net	Public	Russell
	Asset	Offering	Midcap
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	9.30%	8.66%	10.42%
5 years	5.64	4.40	6.49
1 year	-2.84	-8.43	-10.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 13

Performance Update | 10/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2022)
			Russell
			Midcap
	If	If	Value
Period	Held	Redeemed	Index
10 years	8.38%	8.38%	10.42%
5 years	4.75	4.75	6.49
1 year	-3.69	-4.46	-10.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.94%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2022)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	9.59%	10.42%
5 years	6.00	6.49
1 year	-2.58	-10.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
0.71%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 15

Performance Update | 10/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2022)

	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	8.86%	10.42%
5 years	5.20	6.49
1 year	-3.25	-10.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
1.51%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2022)

	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	9.60%	10.42%
5 years	5.90	6.49
1 year	-2.64	-10.18

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
0.79%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2022 through October 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account	$983.10	$979.30	$984.30	$981.00	$983.90
Value (after expenses)
on 10/31/22
Expenses Paid	$5.50	$9.58	$4.05	$7.64	$4.45
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.92%, 0.81%, 1.53%, and 0.89% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2022 through October 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account	$1,019.66	$1,015.53	$1,021.12	$1,017.49	$1,020.72
Value (after expenses)
on 10/31/22
Expenses Paid	$5.60	$9.75	$4.13	$7.78	$4.53
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.92%, 0.81%, 1.53%, and 0.89% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 19

Schedule of Investments | 10/31/22

Shares			Value
UNAFFILIATED ISSUERS — 98.8%
COMMON STOCKS — 96.9% of Net Assets
Auto Components — 1.9%
	97,629	Lear Corp.	$ 13,542,119
		Total Auto Components	$ 13,542,119
Banks — 9.3%
	454,434	Citizens Financial Group, Inc.	$ 18,586,351
	70,627	M&T Bank Corp.	11,891,468
	53,431	Popular, Inc.	3,778,640
	769,029	Regions Financial Corp.	16,880,186
	288,756	Zions Bancorp N.A.	14,997,987
		Total Banks	$ 66,134,632
Beverages — 1.6%
	229,282	Molson Coors Beverage Co., Class B	$ 11,562,691
		Total Beverages	$ 11,562,691
Building Products — 1.5%
	64,645	Trane Technologies Plc	$ 10,319,281
		Total Building Products	$ 10,319,281
Capital Markets — 3.4%
	323,296	State Street Corp.	$ 23,923,904
		Total Capital Markets	$ 23,923,904
Chemicals — 1.6%
	235,946	Dow, Inc.	$ 11,028,116
		Total Chemicals	$ 11,028,116
Communications Equipment — 1.6%
	43,994	Motorola Solutions, Inc.	$ 10,985,742
		Total Communications Equipment	$ 10,985,742
Consumer Finance — 1.4%
	94,583	Discover Financial Services	$ 9,880,140
		Total Consumer Finance	$ 9,880,140
Containers & Packaging — 2.1%
	635,373	Graphic Packaging Holding Co.	$ 14,588,164
		Total Containers & Packaging	$ 14,588,164
Electric Utilities — 2.1%
	384,086	Exelon Corp.	$ 14,821,879
		Total Electric Utilities	$ 14,821,879
Electrical Equipment — 3.7%
	79,780	Eaton Corp. Plc	$ 11,972,585
	166,492	Emerson Electric Co.	14,418,207
		Total Electrical Equipment	$ 26,390,792

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Shares			Value
		Electronic Equipment, Instruments &
		Components — 3.3%
	50,029	CDW Corp.	$ 8,645,511
	39,350(a)	Keysight Technologies, Inc.	6,852,803
	211,038	National Instruments Corp.	8,057,431
		Total Electronic Equipment, Instruments &
		Components	$ 23,555,745
		Energy Equipment & Services — 1.0%
	194,937	Halliburton Co.	$ 7,099,606
		Total Energy Equipment & Services	$ 7,099,606
		Entertainment — 0.7%
	364,645(a)	Warner Bros Discovery, Inc.	$ 4,740,385
		Total Entertainment	$ 4,740,385
		Equity Real Estate Investment Trusts (REITs) — 9.1%
	56,881	Camden Property Trust	$ 6,572,599
	70,322	Extra Space Storage, Inc.	12,477,936
	266,873	Gaming and Leisure Properties, Inc.	13,375,675
	343,689	Host Hotels & Resorts, Inc.	6,488,848
	85,712	Iron Mountain, Inc.	4,291,600
	650,456	Kimco Realty Corp.	13,906,749
	230,529	Omega Healthcare Investors, Inc.	7,326,212
		Total Equity Real Estate Investment Trusts (REITs)	$ 64,439,619
		Food Products — 0.8%
	218,686(a)	Hostess Brands, Inc.	$ 5,790,805
		Total Food Products	$ 5,790,805
		Health Care Equipment & Supplies — 2.3%
	142,750	Zimmer Biomet Holdings, Inc.	$ 16,180,712
		Total Health Care Equipment & Supplies	$ 16,180,712
		Health Care Providers & Services — 2.2%
	209,634	Cardinal Health, Inc.	$ 15,911,221
		Total Health Care Providers & Services	$ 15,911,221
		Hotels, Restaurants & Leisure — 5.2%
	102,326	Darden Restaurants, Inc.	$ 14,646,944
	136,539(a)	Expedia Group, Inc.	12,762,300
	70,241	Hilton Worldwide Holdings, Inc.	9,500,798
		Total Hotels, Restaurants & Leisure	$ 36,910,042
		Household Durables — 1.7%
	146,052	Lennar Corp., Class A	$ 11,786,396
		Total Household Durables	$ 11,786,396

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 21

Schedule of Investments | 10/31/22 (continued)

Shares			Value
Insurance — 6.4%
	202,446	Aflac, Inc.	$ 13,181,259
	73,743(a)	Brighthouse Financial, Inc.	4,208,513
	241,480	Hartford Financial Services Group, Inc.	17,485,567
	464,709	Old Republic International Corp.	10,785,896
		Total Insurance	$ 45,661,235
Internet & Direct Marketing Retail — 0.9%
	160,877	eBay, Inc.	$ 6,409,340
		Total Internet & Direct Marketing Retail	$ 6,409,340
Machinery — 5.6%
	109,591	AGCO Corp.	$ 13,607,915
	285,732	Ingersoll Rand, Inc.	14,429,466
	121,822	PACCAR, Inc.	11,796,024
		Total Machinery	$ 39,833,405
Media — 2.7%
	351,988	Interpublic Group of Cos., Inc.	$ 10,485,722
	210,110(a)	Liberty Media Corp.-Liberty SiriusXM	8,864,541
		Total Media	$ 19,350,263
Metals & Mining — 2.2%
	77,919	Reliance Steel & Aluminum Co.	$ 15,699,120
		Total Metals & Mining	$ 15,699,120
Multi-Utilities — 3.8%
	453,168	CenterPoint Energy, Inc.	$ 12,965,136
	248,727	Public Service Enterprise Group, Inc.	13,946,123
		Total Multi-Utilities	$ 26,911,259
Oil, Gas & Consumable Fuels — 6.2%
	99,110	Chord Energy Corp.	$ 15,172,750
	511,420	Coterra Energy, Inc.	15,920,505
	450,772	Range Resources Corp.	12,837,986
		Total Oil, Gas & Consumable Fuels	$ 43,931,241
Pharmaceuticals — 1.0%
	271,293	Organon & Co.	$ 7,102,451
		Total Pharmaceuticals	$ 7,102,451
Real Estate Management & Development — 0.6%
	59,770(a)	CBRE Group, Inc., Class A	$ 4,240,084
		Total Real Estate Management & Development	$ 4,240,084
Road & Rail — 1.4%
	58,920	JB Hunt Transport Services, Inc.	$ 10,079,444
		Total Road & Rail	$ 10,079,444

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Shares		Value
Semiconductors & Semiconductor Equipment — 1.0%
87,910	MKS Instruments, Inc.	$ 7,221,806
	Total Semiconductors & Semiconductor Equipment	$ 7,221,806
Specialty Retail — 3.9%
14,331(a)	O’Reilly Automotive, Inc.	$ 11,997,483
163,928	Ross Stores, Inc.	15,686,271
	Total Specialty Retail	$ 27,683,754
Technology Hardware, Storage & Peripherals — 1.5%
765,189	Hewlett Packard Enterprise Co.	$ 10,919,247
	Total Technology Hardware, Storage & Peripherals	$ 10,919,247
Textiles, Apparel & Luxury Goods — 1.2%
91,460	Ralph Lauren Corp.	$ 8,477,427
	Total Textiles, Apparel & Luxury Goods	$ 8,477,427
Trading Companies & Distributors — 2.0%
261,860(a)	AerCap Holdings NV	$ 13,985,943
	Total Trading Companies & Distributors	$ 13,985,943
TOTAL COMMON STOCKS
	(Cost $597,819,181)	$687,098,010
SHORT TERM INVESTMENTS — 1.9% of
Net Assets
Open-End Fund — 1.9%
13,572,376(b)	Dreyfus Government Cash Management, Institutional
	Shares, 2.91%	$ 13,572,376
$ 13,572,376
TOTAL SHORT TERM INVESTMENTS
	(Cost $13,572,376)	$ 13,572,376
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.8%
	(Cost $611,391,557)	$700,670,386
	OTHER ASSETS AND LIABILITIES — 1.2%	$ 8,642,068
	NET ASSETS — 100.0%	$709,312,454

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2022.

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2022, aggregated $482,659,348 and $522,737,946, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 23

Schedule of Investments | 10/31/22 (continued)

At October 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $612,988,775 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$107,383,999
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(19,702,388)
Net unrealized appreciation	$ 87,681,611

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$687,098,010	$ —	$ —	$687,098,010
Open-End Fund	13,572,376	—	—	13,572,376
Total Investments
in Securities	$700,670,386	$ —	$ —	$700,670,386

During the year ended October 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Statement of Assets and Liabilities | 10/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $611,391,557)	$700,670,386
Foreign currencies, at value (cost $4,074,482)	3,874,065
Receivables —
Investment securities sold	13,774,409
Fund shares sold	123,640
Dividends	279,353
Interest	35,063
Other assets	19,480
Total assets	$718,776,396
LIABILITIES:
Payables —
Investment securities purchased	$ 8,739,429
Fund shares repurchased	396,032
Trustees’ fees	3,457
Due to affiliates	121,339
Accrued expenses	203,685
Total liabilities	$ 9,463,942
NET ASSETS:
Paid-in capital	$544,570,548
Distributable earnings	164,741,906
Net assets	$709,312,454
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $669,653,060/27,391,359 shares)	$ 24.45
Class C (based on $8,586,908/586,458 shares)	$ 14.64
Class K (based on $1,200,427/48,995 shares)	$ 24.50
Class R (based on $5,547,861/234,043 shares)	$ 23.70
Class Y (based on $24,324,198/902,248 shares)	$ 26.96
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $24.45 net asset value per share/100%-5.75%
maximum sales charge)	$ 25.94

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 25

Statement of Operations

FOR THE YEAR ENDED 10/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $32,104)	$ 17,564,988
Interest from unaffiliated issuers	153,865
Total Investment Income		$ 17,718,853
EXPENSES:
Management fees
Basic fees	$ 5,093,748
Performance adjustment	(18,307)
Administrative expenses	301,380
Transfer agent fees
Class A	398,167
Class C	9,243
Class K	40
Class R	16,177
Class Y	27,009
Distribution fees
Class A	1,760,739
Class C	95,999
Class R	33,677
Shareowner communications expense	189,600
Custodian fees	7,569
Registration fees	101,622
Professional fees	98,532
Printing expense	49,124
Trustees’ fees	37,871
Insurance expense	234
Miscellaneous	87,187
Total expenses		$ 8,289,611
Net investment income		$ 9,429,242
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 68,344,995
Other assets and liabilities denominated in foreign currencies	98,572	$ 68,443,567
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(99,442,751)
Other assets and liabilities denominated in foreign currencies	(200,466)	$(99,643,217)
Net realized and unrealized gain (loss) on investments		$(31,199,650)
Net decrease in net assets resulting from operations		$(21,770,408)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/22	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 9,429,242	$ 4,681,488
Net realized gain (loss) on investments	68,443,567	145,140,112
Change in net unrealized appreciation (depreciation)
on investments	(99,643,217)	102,365,286
Net increase (decrease) in net assets resulting
from operations	$ (21,770,408)	$252,186,886
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($3.75 and $0.17 per share, respectively)	$ (96,012,757)	$ (4,608,921)
Class C ($3.65 and $0.03 per share, respectively)	(2,044,668)	(19,531)
Class K ($3.84 and $0.24 per share, respectively)	(122,373)	(5,413)
Class R ($3.62 and $0.10 per share, respectively)	(1,017,858)	(33,607)
Class Y ($3.82 and $0.22 per share, respectively)	(3,002,257)	(154,858)
Total distributions to shareowners	$(102,199,913)	$ (4,822,330)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 30,459,993	$ 28,608,017
Reinvestment of distributions	98,539,498	4,598,938
Cost of shares repurchased	(84,214,247)	(95,997,067)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ 44,785,244	$ (62,790,112)
Net increase (decrease) in net assets	$ (79,185,077)	$184,574,444
NET ASSETS:
Beginning of year	$ 788,497,531	$603,923,087
End of year	$ 709,312,454	$788,497,531

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 27

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/22	10/31/21	10/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	536,117	$ 13,476,178	705,253	$ 18,522,202
Reinvestment of distributions	3,728,954	92,539,020	190,436	4,395,290
Less shares repurchased	(2,539,135)	(64,297,853)	(3,274,770)	(84,673,482)
Net increase (decrease)	1,725,936	$ 41,717,345	(2,379,081)	$(61,755,990)
Class C
Shares sold	61,316	$ 938,436	110,850	$ 1,923,613
Reinvestment of distributions	137,075	2,044,595	1,290	19,531
Less shares repurchased	(181,775)	(2,770,255)	(244,527)	(4,078,275)
Net increase (decrease)	16,616	$ 212,776	(132,387)	$ (2,135,131)
Class K
Shares sold	44,193	$ 1,103,221	11,280	$ 307,295
Reinvestment of distributions	4,603	114,703	212	4,894
Less shares repurchased	(28,452)	(714,776)	(5,770)	(147,857)
Net increase	20,344	$ 503,148	5,722	$ 164,332
Class R
Shares sold	38,512	$ 951,705	48,109	$ 1,254,346
Reinvestment of distributions	42,171	1,011,416	1,482	33,413
Less shares repurchased	(138,981)	(3,441,875)	(104,175)	(2,618,411)
Net decrease	(58,298)	$ (1,478,754)	(54,584)	$ (1,330,652)
Class Y
Shares sold	491,413	$ 13,990,453	233,078	$ 6,600,561
Reinvestment of distributions	103,321	2,829,764	5,811	145,810
Less shares repurchased	(468,876)	(12,989,488)	(157,014)	(4,479,042)
Net increase	125,858	$ 3,830,729	81,875	$ 2,267,329

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class A
Net asset value, beginning of period	$ 28.99	$ 20.39	$ 22.77	$ 22.50	$ 26.27
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.32	$ 0.17	$ 0.19	$ 0.18	$ 0.16
Net realized and unrealized gain (loss) on investments	(1.11)	8.60	(2.32)	2.36	(1.82)
Net increase (decrease) from investment operations	$ (0.79)	$ 8.77	$ (2.13)	$ 2.54	$ (1.66)
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.17)	$ (0.17)	$ (0.18)	$ (0.09)
Net realized gain	(3.59)	—	(0.08)	(2.09)	(2.02)
Total distributions	$ (3.75)	$ (0.17)	$ (0.25)	$ (2.27)	$ (2.11)
Net increase (decrease) in net asset value	$ (4.54)	$ 8.60	$ (2.38)	$ 0.27	$ (3.77)
Net asset value, end of period	$ 24.45	$ 28.99	$ 20.39	$ 22.77	$ 22.50
Total return (b)	(2.84)%	43.21%	(9.48)%	12.44%(c)	(7.05)%
Ratio of net expenses to average net assets	1.10%	1.05%	1.08%	1.06%	1.02%
Ratio of net investment income (loss) to average net assets	1.27%	0.64%	0.94%	0.85%	0.63%
Portfolio turnover rate	67%	68%	65%	94%	78%
Net assets, end of period (in thousands)	$669,653	$744,113	$571,772	$710,565	$710,468

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.34%.

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class C
Net asset value, beginning of period	$ 18.93	$ 13.36	$ 15.01	$ 15.53	$ 18.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ (0.04)	$ 0.01	$ (0.00)(b)	$ (0.03)
Net realized and unrealized gain (loss) on investments	(0.71)	5.64	(1.53)	1.57	(1.24)
Net increase (decrease) from investment operations	$ (0.64)	$ 5.60	$ (1.52)	$ 1.57	$ (1.27)
Distributions to shareowners:
Net investment income	$ (0.06)	$ (0.03)	$ (0.05)	$ —	$ —
Net realized gain	(3.59)	—	(0.08)	(2.09)	(2.02)
Total distributions	$ (3.65)	$ (0.03)	$ (0.13)	$ (2.09)	$ (2.02)
Net increase (decrease) in net asset value	$ (4.29)	$ 5.57	$ (1.65)	$ (0.52)	$ (3.29)
Net asset value, end of period	$ 14.64	$ 18.93	$ 13.36	$ 15.01	$ 15.53
Total return (c)	(3.69)%	41.99%	(10.25)%	11.40%(d)	(7.77)%(e)
Ratio of net expenses to average net assets	1.92%	1.94%	1.96%	1.94%	1.83%
Ratio of net investment income (loss) to average net assets	0.44%	(0.24)%	0.07%	(0.01)%	(0.15)%
Portfolio turnover rate	67%	68%	65%	94%	78%
Net assets, end of period (in thousands)	$ 8,587	$10,785	$ 9,380	$13,845	$18,495

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.31%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (7.82)% .

The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class K
Net asset value, beginning of period	$29.06	$20.43	$ 22.82	$22.56	$26.34
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.39	$ 0.26	$ 0.26	$ 0.26	$ 0.21
Net realized and unrealized gain (loss) on investments	(1.11)	8.61	(2.31)	2.34	(1.79)
Net increase (decrease) from investment operations	$ (0.72)	$ 8.87	$ (2.05)	$ 2.60	$ (1.58)
Distributions to shareowners:
Net investment income	$ (0.25)	$ (0.24)	$ (0.26)	$ (0.25)	$ (0.18)
Net realized gain	(3.59)	—	(0.08)	(2.09)	(2.02)
Total distributions	$ (3.84)	$ (0.24)	$ (0.34)	$ (2.34)	$ (2.20)
Net increase (decrease) in net asset value	$ (4.56)	$ 8.63	$ (2.39)	$ 0.26	$ (3.78)
Net asset value, end of period	$24.50	$29.06	$ 20.43	$22.82	$22.56
Total return (b)	(2.58)%	43.72%	(9.17)%	12.83%(c)	(6.75)%(d)
Ratio of net expenses to average net assets	0.81%	0.71%	0.72%	0.69%	0.68%
Ratio of net investment income (loss) to average net assets	1.55%	0.98%	1.29%	1.23%	0.83%
Portfolio turnover rate	67%	68%	65%	94%	78%
Net assets, end of period (in thousands)	$1,200	$ 832	$ 468	$1,554	$1,693

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.76%.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (6.80)% .

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class R
Net asset value, beginning of period	$28.20	$19.87	$ 22.18	$21.94	$ 25.70
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.20	$ 0.05	$ 0.12	$ 0.09	$ 0.04
Net realized and unrealized gain (loss) on investments	(1.08)	8.38	(2.27)	2.31	(1.78)
Net increase (decrease) from investment operations	$ (0.88)	$ 8.43	$ (2.15)	$ 2.40	$ (1.74)
Distributions to shareowners:
Net investment income	$ (0.03)	$ (0.10)	$ (0.08)	$ (0.07)	$ —
Net realized gain	(3.59)	—	(0.08)	(2.09)	(2.02)
Total distributions	$ (3.62)	$ (0.10)	$ (0.16)	$ (2.16)	$ (2.02)
Net increase (decrease) in net asset value	$ (4.50)	$ 8.33	$ (2.31)	$ 0.24	$ (3.76)
Net asset value, end of period	$23.70	$28.20	$ 19.87	$22.18	$ 21.94
Total return (b)	(3.25)%	42.54%	(9.79)%	11.97%(c)	(7.50)%
Ratio of net expenses to average net assets	1.53%	1.51%	1.42%	1.47%	1.48%
Ratio of net investment income (loss) to average net assets	0.80%	0.18%	0.61%	0.45%	0.18%
Portfolio turnover rate	67%	68%	65%	94%	78%
Net assets, end of period (in thousands)	$5,548	$8,245	$ 6,893	$9,814	$10,244

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.87%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class Y
Net asset value, beginning of period	$ 31.58	$ 22.19	$ 24.74	$ 24.26	$ 28.16
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.40	$ 0.26	$ 0.28	$ 0.25	$ 0.23
Net realized and unrealized gain (loss) on investments	(1.20)	9.35	(2.52)	2.55	(1.97)
Net increase (decrease) from investment operations	$ (0.80)	$ 9.61	$ (2.24)	$ 2.80	$ (1.74)
Distributions to shareowners:
Net investment income	$ (0.23)	$ (0.22)	$ (0.23)	$ (0.23)	$ (0.14)
Net realized gain	(3.59)	—	(0.08)	(2.09)	(2.02)
Total distributions	$ (3.82)	$ (0.22)	$ (0.31)	$ (2.32)	$ (2.16)
Net increase (decrease) in net asset value	$ (4.62)	$ 9.39	$ (2.55)	$ 0.48	$ (3.90)
Net asset value, end of period	$ 26.96	$ 31.58	$ 22.19	$ 24.74	$ 24.26
Total return (b)	(2.64)%	43.58%	(9.23)%	12.70%(c)	(6.85)%
Ratio of net expenses to average net assets	0.89%	0.79%	0.81%	0.82%	0.78%
Ratio of net investment income (loss) to average net assets	1.43%	0.89%	1.25%	1.08%	0.88%
Portfolio turnover rate	67%	68%	65%	94%	78%
Net assets, end of period (in thousands)	$24,324	$24,521	$15,409	$27,724	$27,410

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.60%.

The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 33

Notes to Financial Statements | 10/31/22

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 35

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

required. As of October 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$ 4,854,928	$4,822,330
Long-term capital gains	97,344,985	—
Total	$102,199,913	$4,822,330

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 7,373,265
Undistributed long-term capital gains	69,687,030
Net unrealized appreciation	87,681,611
Total	$164,741,906

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 37

The differences between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $20,984 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2022.

E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of

38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 39

depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market

40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the year ended October 31, 2022, the aggregate performance adjustment resulted in a decrease of $18,307 to the basic fee. For the year ended October 31, 2022, the net management fee was equivalent to 0.68% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $96,984 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 41

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2022, the Fund paid $37,871 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $3,457.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$180,267
Class C	5,079
Class K	250
Class R	1,184
Class Y	2,820
Total	$189,600

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal

42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $24,355 in distribution fees payable to the Distributor at October 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2022, CDSCs in the amount of $973 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2022, the Fund had no borrowings under the credit facility.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 43

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Pioneer Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the “Fund”), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Mid Cap Value Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 45

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 30, 2022

46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Additional Information (unaudited)

For the year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 form 1099-DIV

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%

The Fund designated $97,344,985 as long-term capital gains distributions during the year ended October 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 47

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Mid Cap Value Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the

48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees discussed the

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 49

Fund’s performance with the Adviser on a more frequent basis in light of the Fund’s unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted Amundi US’s explanation for the Fund’s relative performance and the steps taken by Amundi US to address the Fund’s performance, including enhancing the investment process used for the Fund. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees also noted the impact of the Fund’s performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing

50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 51

and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 53

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

54 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 55

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (72)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).’	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

56 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment bank)	Carver Bancorp, Inc. (holding
	or removal.	(2003 – 2006); and Founder and Chief Executive Officer, HNY Associates,	company) and Carver Federal
		LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive Officer,
Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 57

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson
Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 1990.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman,
BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

58 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based investment
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	accounting software for reporting
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	and reconciliation services)
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	(September 2022 – present)
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Mid Cap Value Fund | Annual Report | 10/31/22 59

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US
	the Board	from June 2007 to May 2013
Heather L. Melito-Dezan (45)	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Assistant Secretary	the discretion of	September 2019; Private practice from 2017 – 2019.
the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2000. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

60 Pioneer Mid Cap Value Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director of
Laundering Officer	of the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19443-16-1222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $25,220 payable to Ernst & Young LLP for the year ended October 31, 2022 and $23,460 for the year ended October 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended October 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended October 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Mid Cap Value Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 5, 2023

* Print the name and title of each signing officer under his or her signature.